                                                                      EXHIBIT 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                               DECEMBER 31, 1999

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Company Profile.............................................      5
Operating Highlights/Capital Structure......................    6-7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................      8
Same Property Activity......................................      9
Portfolio Highlights and Leasing Activity...................     10
Portfolio Summary...........................................     11
Portfolio Detail -- by Region...............................  12-15
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................     16
Tenant Concentration........................................     17
Segment Concentration.......................................     18
Summary of Disposition Properties...........................     19
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................     20
Consolidated Balance Sheets.................................     21
Summary of Outstanding Debt.................................     22
Schedule of Mortgage Debt Maturities........................     23

                               CENTER TRUST, INC.

                                COMPANY PROFILE
                               DECEMBER 31, 1999

     Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 56 shopping centers, comprised of 47 community shopping centers, two regional malls and 7 single tenant facilities comprising 11.1 million square feet of total shopping center gross leasable area (GLA) and 9.4 million square feet of Company owned GLA. The Company owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, December 31, 1999 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1998 Form 10-K and 1999 quarterly filings on Form 10-Q.

     Questions regarding the information contained in this document should be directed to Stuart Gulland, Senior Vice President and Chief Financial Officer or Ed Stokx, Vice President and Controller, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax
(310) 546-5069 or email at IR@centertrust.com.

                               CENTER TRUST, INC.

                              OPERATING HIGHLIGHTS
                               DECEMBER 31, 1999
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                    THREE MONTHS ENDED     TWELVE MONTHS ENDED
                                                       DECEMBER 31,           DECEMBER 31,
                                                    -------------------    -------------------
                                                     1999        1998        1999       1998
                                                    -------    --------    --------    -------
OPERATING HIGHLIGHTS
  Funds From Operations (FFO)
     FFO - Basic..................................  $10,524    $ 10,900    $ 42,477    $36,301
     FFO - Diluted(1).............................  $13,799    $ 14,366    $ 55,943    $50,169
     FFO per share - Basic........................  $  0.38    $   0.35    $   1.48    $  1.37
     FFO per share - Diluted(1)...................  $  0.38    $   0.36    $   1.48    $  1.40
  Net income Available to Common Shareholders.....  $ 3,672    $(14,855)   $ 26,657    $(8,113)

     Net Income Per Share - Basic & Diluted.......  $  0.14    $  (0.58)   $   1.04    $ (0.38)

  Net Operating Income............................  $25,575    $ 25,821    $201,878    $89,975

  EBITDA..........................................  $22,500    $ 23,925    $ 93,438    $84,160

  Funds Available for Distribution (FAD)..........  $10,489    $ 10,852    $ 42,809    $36,642

     FAD per share - Basic........................  $  0.38    $   0.35    $   1.49    $  1.38

  Dividends Per Share.............................  $  0.36    $   0.36    $   1.44    $  1.44

  Interest Expense Coverage Ratios

     Based on EBITDA..............................      1.6         1.8         1.7        1.7

     Based on EBITDA - Excluding Debentures.......      2.1         2.5         2.3        2.4

  General & Administrative Expense(2).............  $ 1,075    $  1,896    $  5,292    $ 5,835

     G&A as % of Total Rental Revenue.............      4.1%        6.9%        4.9%       6.0%

  Ratio of Expense Recoveries to Recoverable           93.1%       85.0%       87.7%      86.2%
     Expenses.....................................

  Ratio of Operating Expenses to Total Rental          34.1%       36.7%       34.3%      34.8%
     Revenue......................................

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

(2) Excludes a non-recurring restructuring charge of $1.1 million recorded in September 1999 and a non-recurring year-end adjustment for deferred compensation in December 1999 of $2.0 million.

                               CENTER TRUST, INC.

                               CAPITAL STRUCTURE
                               DECEMBER 31, 1999
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                               THREE MONTHS ENDED         TWELVE MONTHS ENDED
                                                  DECEMBER 31,                DECEMBER 31,
                                            ------------------------    ------------------------
                                               1999          1998          1999          1998
                                            ----------    ----------    ----------    ----------
EQUITY INFORMATION
  Units Outstanding at End of Period......   1,654,725     4,978,240     1,654,725     4,978,240
  Common Outstanding at End of Period.....  26,647,968    25,346,727    26,647,968    25,346,727
                                            ----------    ----------    ----------    ----------
  Total Units and Common Shares
     Outstanding at End of Period.........  28,302,693    30,324,967    28,302,693    30,324,967
                                            ==========    ==========    ==========    ==========
  Basic Weighted Average Units
     Outstanding..........................   1,762,161     5,169,497     3,084,350     4,996,278
  Basic Weighted Average Common Shares
     Outstanding..........................  26,168,540    25,607,087    25,696,646    21,519,034
                                            ----------    ----------    ----------    ----------
  Basic Weighted Average Units and Common
     Shares Outstanding...................  27,930,701    30,776,584    28,780,996    26,515,312
                                            ----------    ----------    ----------    ----------
  Number of Common Shares Attributed to
     Convertible and Exchangeable
     Debentures(1)........................   8,808,222     9,366,611     9,120,523     9,366,611
                                            ----------    ----------    ----------    ----------
  Diluted Weighted Average Common Shares
     and Common Share Equivalents.........  36,738,923    40,143,195    37,901,519    35,881,923
                                            ==========    ==========    ==========    ==========

                                                                           AS OF
                                                       ---------------------------------------------
                                                        DECEMBER 31     DECEMBER 31,    DECEMBER 31,
                                                           1999             1998            1997
                                                       -------------    ------------    ------------
                                                             (IN THOUSANDS, EXCEPT SHARE DATA)
MARKET CAPITALIZATION
  Stock Price Activity During Period
     High............................................    $  13.00        $    12.94       $  18.25
     Low.............................................    $   9.06        $     9.50       $  15.50
  Common Stock Price at End of Period................    $   9.69        $    12.25       $  17.44
  Fixed-Rate Mortgage Debt...........................    $260,928        $  260,491       $168,933
  Floating-Rate Mortgage Debt........................     263,540           236,895        144,727
  Subordinated Debentures............................     158,548           168,599        168,599
  Equity Market Capitalization.......................     274,253           371,481        356,729
                                                         --------        ----------       --------
  Total Capitalization...............................    $957,269        $1,037,466       $838,988
                                                         ========        ==========       ========
  Total Capitalization Assuming Conversion of
     Debentures......................................    $884,073        $  983,608       $833,743
                                                         ========        ==========       ========
  Debt-to-Total Capitalization.......................        71.4%             64.2%          57.5%
  Debt-to-Total Capitalization Assuming Conversion of
     Debentures......................................        59.3%             50.6%          37.6%

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations. Such shares are not included in the determination of diluted EPS if they are antidilutive.

                               CENTER TRUST, INC.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING
                            AS OF DECEMBER 31, 1999

                                                    COMMON      OPERATING PARTNERSHIP
                                                    STOCK               UNITS              TOTAL
                                                  ----------    ---------------------    ----------
Balance, January 1, 1998........................  16,174,848          4,279,789          20,454,637
  Shares/Units Issued...........................   2,700,000            913,472           3,613,472
  Issuance of Stock Awards to Employees.........     139,310                 --             139,310
                                                  ----------         ----------          ----------
Balance, March 31, 1998.........................  19,014,158          5,193,261          24,207,419
  Shares/Units Issued...........................   3,333,333             78,978           3,412,311
  Issuance of Stock Awards to Employees.........         769                 --                 769
                                                  ----------         ----------          ----------
Balance, June 30, 1998..........................  22,348,260          5,272,239          27,620,499
  Shares/Units Issued...........................   3,366,667              1,621           3,368,288
  Shares/Units Repurchased......................          --            (86,148)            (86,148)
  Issuance of Stock Awards to Employees.........      64,681                 --              64,681
                                                  ----------         ----------          ----------
Balance, September 30, 1998.....................  25,779,608          5,187,712          30,967,320
  Shares Repurchased(1).........................    (436,700)                --            (436,700)
  Units Repurchased.............................          --           (209,472)           (209,472)
  Issuance of Stock Awards to Employees.........       3,819                 --          3,819.....
                                                  ----------         ----------          ----------
Balance, December 31, 1998......................  25,346,727          4,978,240          30,324,967
  Shares Repurchased(1).........................    (966,700)                --            (966,700)
  Units Converted to Shares.....................      40,000            (40,000)                 --
  Shares issued for Convertible Debentures......         222                 --                 222
  Issuance of Stock Awards to Employees.........      17,099                 --              17,099
                                                  ----------         ----------          ----------
Balance, March 31, 1999.........................  24,437,348          4,938,240          29,375,588
  Shares Repurchased(1)(2)......................    (600,101)                --            (600,101)
  Units Repurchased(3)..........................          --         (3,101,617)         (3,101,617)
  Shares Issued.................................   2,260,232                 --           2,260,232
  Issuance of Stock Awards to Employees.........      15,746                 --              15,746
                                                  ----------         ----------          ----------
Balance, June 30, 1999..........................  26,113,225          1,836,623          27,949,848
  Issuance of Stock Awards to Employees.........      35,610                 --              35,610
  Shares Repurchased(1).........................      (3,900)                --              (3,900)
                                                  ----------         ----------          ----------
Balance, September 30, 1999.....................  26,144,935          1,836,623          27,981,558
  Units Converted to Shares.....................      22,375            (22,375)                 --
  Units Retired through Sale of Assets..........          --           (159,523)           (159,523)
  Issuance of Stock Awards to Employees.........     480,658                 --             480,658
                                                  ----------         ----------          ----------
Balance, December 31, 1999......................  26,647,968          1,654,725          28,302,693
                                                  ==========         ==========          ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.77.

(2) Includes 590,034 shares repurchased from the Haagen Family on May 25,1999.

(3) Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer of the Company on June 24, 1999.

                               CENTER TRUST, INC.

                             SAME PROPERTY ACTIVITY
                               DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                   DECEMBER 31,                       DECEMBER 31,
                                ------------------                --------------------
                                 1999       1998      % CHANGE      1999        1998      % CHANGE
                                -------    -------    --------    --------    --------    --------
COMMUNITY SHOPPING CENTERS
  Revenues:
     Rental Revenue...........  $12,055    $11,994       0.5%     $47,924     $46,976        2.0%
     Recoveries from
       Tenants................    3,387      3,381       0.2%      12,326      11,687        5.5%
     Other Income.............      115        140     (17.9)%        533         744      (28.4)%
                                -------    -------                -------     -------
          Total Revenues......   15,557     15,515       0.3%      60,783      59,407        2.3%
Expenses:
  Recoverable Operating
     Expenses.................    3,615      3,646      (0.9)%     13,211      12,624        4.6%
  Other Operating Expenses....      378        512     (26.2)%      1,734       1,663        4.3%
                                -------    -------                -------     -------
          Total Expenses......    3,993      4,158      (4.0)%     14,945      14,287        4.6%
                                -------    -------                -------     -------
Net Operating Income..........  $11,564    $11,357       1.8%     $45,838     $45,120        1.6%
                                =======    =======                =======     =======
          Total Properties....       28         28                     28          28
                                =======    =======                =======     =======
Percentage Leased.............     95.2%      94.1%                  95.2%       94.1%
                                =======    =======                =======     =======
Average Base Rent per square
  foot........................  $ 11.45    $ 11.32                $ 11.45     $ 11.32
                                =======    =======                =======     =======

                                THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                   DECEMBER 31,                       DECEMBER 31,
                                ------------------                --------------------
                                 1999       1998      % CHANGE      1999        1998      % CHANGE
                                -------    -------    --------    --------    --------    --------
REGIONAL MALLS
  Revenues:
     Rental Revenue...........  $ 4,346    $ 4,469      (2.8)%    $18,267     $18,040        1.3%
     Recoveries from
       Tenants................    2,297      2,260       1.6%       9,082       9,392       (3.3)%
  Other Income................      795        766       3.8%       3,454       3,316        4.2%
                                -------    -------                -------     -------
          Total Revenues......    7,438      7,495      (0.8)%     30,803      30,748        0.2%
Expenses:
  Recoverable Operating
     Expenses.................    3,093      3,015       2.6%      11,986      12,174       (1.5)%
  Other Operating Expenses....       30         25      20.0%          98         532      (81.6)%
                                -------    -------                -------     -------
          Total Expenses......    3,123      3,040       2.7%      12,084      12,706       (4.9)%
                                -------    -------                -------     -------
Net Operating Income..........  $ 4,315    $ 4,455      (3.1)%    $18,719     $18,042        3.8%
                                =======    =======                =======     =======
          Total Properties....        2          2                      2           2
                                =======    =======                =======     =======
Percentage Leased.............     90.9%      90.9%                  90.9%       90.9%
                                =======    =======                =======     =======
Average Base Rent per square
  foot........................  $ 16.70    $ 16.16                $ 16.70     $ 16.16
                                =======    =======                =======     =======

Same Store properties are those which were owned as of January 1, 1998.

                               CENTER TRUST, INC.

                   PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                            AS OF DECEMBER 31, 1999

                                                                    AS OF DECEMBER 31,
                                                       ---------------------------------------------
                                                           1999             1998            1997
                                                       -------------    ------------    ------------
PORTFOLIO HIGHLIGHTS
  Company Owned GLA
     Community Shopping Centers......................    7,547,955        7,887,404       4,704,838
     Regional Malls..................................    1,178,109        1,178,009       1,152,040
     Single Tenant Facilities........................      672,007        1,119,212       1,360,121
       Total Company Owned GLA.......................    9,398,071       10,184,625       7,216,999
Percentage Leased
     Community Shopping Centers......................         95.0%            91.9%           93.8%
     Regional Malls..................................         90.9%            90.9%           91.3%
     Single Tenant Facilities........................        100.0%           100.0%          100.0%
       Overall Portfolio.............................         94.9%            92.7%           94.6%
  Average Base Rent
     Community Shopping Centers
       Anchor........................................   $     8.70      $      9.14      $     9.37
       Pad...........................................   $    15.05      $     14.59      $    13.52
       Shop..........................................   $    15.32      $     14.79      $    15.05
       Overall.......................................   $    11.11      $     11.26      $    11.15
     Regional Malls
       Anchor........................................   $    11.75      $     11.69      $    11.99
       Pad...........................................   $    18.61      $     17.99      $    17.29
       Shop..........................................   $    24.20      $     22.92      $    24.37
       Overall.......................................   $    16.70      $     16.16      $    16.95
     Single Tenant Facilities........................   $     5.97      $      6.37      $     5.73
       Overall Portfolio.............................   $    11.40      $     11.23      $    10.96
  Number of Properties
     Community Shopping Centers......................           47               49              30
     Regional Malls..................................            2                2               2
     Single Tenant Facilities........................            7               12              14
       Overall Portfolio.............................           56               63              46

                                                                 THREE
                                                                 MONTHS
                                                                 ENDED         YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                              ------------    ------------
SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
  Space Vacated
     Number of Leases.......................................          11               85
     Gross Leasable Area....................................      32,633          281,289
     Base Rent per Square Foot..............................    $  13.70       $    12.34
  New Leases Executed
     Number of Leases.......................................          14               78
     Gross Leasable Area....................................      47,055          356,144
     Base Rent per Square Foot..............................    $  14.05       $    12.67
  Lease Renewals Executed
     Number of Leases.......................................          40              146
     Gross Leasable Area....................................     126,168          459,329
     New Annual Base Rent per Square Foot...................    $  14.25       $    12.92
     Percentage Change from Prior...........................         1.1%             1.9%
  Leases with Contractual Rent Adjustments
     Number of Leases.......................................          74              347
     Gross Leasable Area....................................     288,478        1,122,108
     New Annual Base Rent per Square Foot...................    $  10.86       $    13.04
     Percentage Change from Prior...........................         8.0%            9.00%

                               CENTER TRUST, INC.

                               PORTFOLIO SUMMARY
                            AS OF DECEMBER 31, 1999

                                                NUMBER                 TOTAL LEASED GLA                COMPANY
                                                  OF                   ----------------                 OWNED     PERCENT
                                              PROPERTIES    ANCHOR           PAD            SHOP         GLA      LEASED
                                              ----------   ---------   ----------------   ---------   ---------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region....................      11         906,626       110,555          638,692   1,756,419     94.3%
Northern & Central California Region........       7         348,261        11,808          349,888     770,621     92.1%
Southern California Region..................      23       2,691,363       350,102          788,500   3,961,902     96.7%
Southwest Region............................       6         585,783        55,566          334,719   1,059,013     92.2%
                                                  --       ---------       -------        ---------   ---------    -----
          TOTAL COMMUNITY SHOPPING
            CENTERS.........................      47       4,532,033       528,031        2,111,799   7,547,955     95.0%
REGIONAL MALLS..............................       2         609,515        78,594          383,254   1,178,109     90.9%
SINGLE TENANT FACILITIES....................       7         668,107         3,900               --     672,007    100.0%
                                                  --       ---------       -------        ---------   ---------    -----
          TOTAL PORTFOLIO...................      56       5,809,655       610,525        2,495,053   9,398,071     94.9%
                                                  ==       =========       =======        =========   =========    =====

                                                               AVERAGE
                                                                BASE
                                               ANNUALIZED       RENT
                                               BASE RENT     PER SQ. FT.
                                              ------------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region....................  $ 17,906,763     $10.81
Northern & Central California Region........     7,411,860      10.44
Southern California Region..................    46,326,559      12.10
Southwest Region............................     8,069,635       8.27
                                              ------------     ------
          TOTAL COMMUNITY SHOPPING
            CENTERS.........................    79,714,817      11.11
REGIONAL MALLS..............................    17,896,061      16.70
SINGLE TENANT FACILITIES....................     4,012,527       5.97
                                              ------------     ------
          TOTAL PORTFOLIO...................  $101,623,405     $11.40
                                              ============     ======

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF DECEMBER 31, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    1986        70,837       --     73,812     150,163    96.3%   $  1,599,919
    Covington, WA
  Fairwood Shopping Center..........    1995       109,249   10,777     81,846     208,181    97.0       1,967,302
    Renton, WA
  Frontier Village Shopping             1993        68,473   22,023     58,637     153,320    97.3       1,521,762
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     68,171     262,725    96.7       2,252,072
    Gresham, OR
  The Medford Center................    1998       196,032   17,432     53,642     325,922    82.0       2,041,261
    Medford, OR
  Pacific Linen Plaza...............    1988        25,000       --     44,432      69,432   100.0         998,902
    Lynnwood, WA
  Pavilions' Centre.................    1995       123,562       --     76,647     200,209   100.0       3,060,357
    Federal Way, WA
  Ross Center.......................    1987        53,331    7,000     70,944     132,465    99.1       1,562,780
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     36,642      67,287    97.6         804,498
    Silverdale, WA
  Vancouver Park Place..............    1987        33,938   14,900     29,106      77,944   100.0         962,070
    Vancouver, WA
  Westgate North Shopping Center....    1980        37,902   11,836     44,813     108,771    86.9       1,135,840
    Tacoma, WA
                                                 ---------  -------  ---------  ----------   -----    ------------
  Pacific Northwest Region..........               906,626  110,555    638,692   1,756,419    94.3      17,906,763
                                                 ---------  -------  ---------  ----------   -----    ------------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     12,740      14,115    90.3          90,556
    Bakersfield, CA
  Madera Marketplace................    1992        92,278       --     70,856     168,596    96.8       1,689,491
    Madera, CA
  Marshall's Plaza..................    1989        27,000       --     33,715      79,000    76.9         705,524
    Modesto, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                               AS OF DECEMBER 31, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    $11.06      Safeway, Rite-Aid
    Covington, WA
  Fairwood Shopping Center..........      9.75      Safeway, Ace Hardware, Pic
    Renton, WA                                      'N' Save, Quality Food
                                                    Centers
  Frontier Village Shopping              10.20      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      8.87      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse,
                                                    JoAnn's
  The Medford Center................      7.64      Cinemark Theatres, Sears,
    Medford, OR                                     Emporium, Payless*,
                                                    Safeway*, Circuit City
  Pacific Linen Plaza...............     14.39      Payless Shoesource, Men's
    Lynnwood, WA                                    Wearhouse
  Pavilions' Centre.................     15.29      Quality Food Centers,
    Federal Way, WA                                 Barnes & Noble, Blockbuster
                                                    Music, Petco, JoAnn ETC.
  Ross Center.......................     11.90      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     12.25      Ross Stores
    Silverdale, WA
  Vancouver Park Place..............     12.34      T.J. Maxx, Pier 1 Imports,
    Vancouver, WA                                   Olive Garden
  Westgate North Shopping Center....     12.01      Quality Food Centers
    Tacoma, WA
                                        ------
  Pacific Northwest Region..........     10.81
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.11
    Bakersfield, CA
  Madera Marketplace................     10.36      Wal-Mart*, J.C. Penney
    Madera, CA                                      (Dark), Pak-N-Sav
  Marshall's Plaza..................     11.62      Marshall's
    Modesto, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF DECEMBER 31, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Mineral King Plaza................    1983            --       --     32,860      39,060    84.1%   $    511,976
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     90,271     153,260    95.5       1,670,852
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     42,169     127,527    95.0       1,319,065
    Center..........................
    Bakersfield, CA
  Southpointe Plaza.................    1982       105,650       --     67,277     189,063    91.5       1,424,396
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Northern & Central California                      348,261   11,808    349,888     770,621    92.1       7,411,860
  Region............................
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............    1980       149,300    5,623     18,616     178,889    97.0         683,836
    El Centro, CA
  Country Fair Shopping Center......    1992        96,225   27,341     31,899     163,462    95.1       2,258,613
    Chino, CA
  Covina Town Square................    1997       266,383   15,918     63,618     359,611    96.2       5,110,252
    Covina, CA
  Date Palm Center..................    1987        99,919       --     12,937     117,362    96.2       1,692,236
    Cathedral City, CA
  El Camino North...................    1982       101,582  133,024     65,141     319,307    93.9       3,599,341
    Oceanside, CA
  Fire Mountain Center..............    1987        44,481   23,432     23,339      92,378    98.8       1,792,123
    Oceanside, CA
  Fullerton Town Center.............    1987       177,653   19,722     38,179     255,687    92.1       3,702,275
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     17,125      65,987    96.2         972,115
    Gardena, CA
  Huntington Center.................    1989       105,879    4,365         --     110,244   100.0       1,285,121
    Huntington Beach, CA
  Kenneth Hahn Plaza................    1987        97,186   14,598     51,263     165,047    98.8       1,549,537
    Los Angeles, CA
  La Verne Towne Center.............    1986       158,860    1,940     58,019     231,143    94.7%   $  1,357,898
    La Verne, CA
  Lakewood Plaza....................    1989        93,342    4,365     15,804     113,511   100.0       1,308,068
    Bellflower, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                               AS OF DECEMBER 31, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Mineral King Plaza................    $15.58      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.41      T. J. Maxx, Longs Drugs
    Moraga, CA
  Rosedale Village Shopping              10.89      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA
  Southpointe Plaza.................      8.24      Target, Big 5 Sporting
    Sacramento, CA                                  Goods
                                        ------
Northern & Central California            10.44
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............      3.94      Sears, Mervyn's, Miller's
    El Centro, CA                                   Outpost
  Country Fair Shopping Center......     14.53      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx
  Covina Town Square................     14.77      Home Depot, Staples,
    Covina, CA                                      PETsMART, Michael's, AMC
                                                    Theatres
  Date Palm Center..................     14.99      Sam's Club (Wal-Mart)
    Cathedral City, CA
  El Camino North...................     12.01      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Petco*, Ross Stores, Stein
                                                    Mart
  Fire Mountain Center..............     19.64      Strouds, Lamps Plus, Trader
    Oceanside, CA                                   Joe's, Bookstar
  Fullerton Town Center.............     15.72      Price Club*, AMC Theatres,
    Fullerton, CA                                   Toys 'R' Us, Office Depot
  Gardena Gateway Center............     15.31      Rite-Aid, 99 Ranch Market
    Gardena, CA
  Huntington Center.................     11.66      Toys 'R' Us, Lucky
    Huntington Beach, CA
  Kenneth Hahn Plaza................      9.50      Food 4 Less, Pic 'N' Save
    Los Angeles, CA                                 Rite-Aid, Trak Auto
  La Verne Towne Center.............    $ 6.21      Target, Top Value
    La Verne, CA
  Lakewood Plaza....................     11.52      Stater Bros., Staples
    Bellflower, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF DECEMBER 31, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Loma Square.......................    1980        96,514       --    107,470     210,704    96.8       2,698,609
    San Diego, CA
  Montebello Town Square............    1992       210,533    7,879     25,167     250,438    97.3       2,712,175
    Montebello, CA
  Mountain Square Shopping Center...    1988       185,945       --     70,099     273,189    93.7       3,098,335
    Upland, CA
  North County Plaza................    1987        43,610   28,720     73,045     153,325    94.8       2,125,361
    Carlsbad, CA
  Parkway Place.....................    1989        91,127   12,917     15,347     120,425    99.1       1,225,856
    Escondido, CA
  Pomona Gateway Center.............    1993        96,418    6,487      1,000     103,905   100.0         923,447
    Pomona, CA
  San Fernando Mission Plaza........    1991        50,508    2,293     14,391      67,192   100.0         906,054
    San Fernando, CA
  Torrance Promenade................    1991       215,562   20,496     30,183     266,907    99.8       4,156,986
    Torrance, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0         993,598
    Los Angeles, CA
  Vineyards Marketplace.............    1991        21,415       --     32,245      56,035    95.8         788,452
    Rancho Cucamonga, CA
  Vista Balboa......................    1988       105,210   12,200         --     117,410   100.0       1,386,271
    San Diego, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Southern California Region..........             2,691,363  350,102    788,500   3,961,902    96.7      46,326,559
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHWEST REGION
  Charleston Plaza..................    1989       153,131   19,171     51,672     234,496    95.5       2,353,990
    Las Vegas, NV
  Kyrene Village Shopping Center....    1987        95,957    5,120     57,490     161,174    98.4       1,226,701
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     51,191      94,379    97.9         877,174
    Phoenix, AZ
  Randolph Plaza....................    1999       136,110    6,150     28,511     180,382    94.7%   $    995,057
    Tucson, AZ
  Southern Palms Center.............    1980        56,345   20,025    123,641     251,663    79.5       1,885,994
    Tempe, AZ

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                               AS OF DECEMBER 31, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Loma Square.......................     13.23      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs, Super Crown
                                                    Books
  Montebello Town Square............     11.13      Sears, Toys 'R' Us, AMC
    Montebello, CA                                  Theatres, Petco
  Mountain Square Shopping Center...     12.10      Home Depot, Staples,
    Upland, CA                                      Pavilions
  North County Plaza................     14.62      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.27      Albertsons, Office Depot
    Escondido, CA
  Pomona Gateway Center.............      8.89      Vons, Pic 'N' Save
    Pomona, CA
  San Fernando Mission Plaza........     13.48      KV-Mart (Vons)
    San Fernando, CA
  Torrance Promenade................     15.61      Ross, Marshall's, Office
    Torrance, CA                                    Depot, Linens 'n Things,
                                                    Bookstar, Sears Homelife,
                                                    Loehmann's, Kids 'R' Us
  Vermont-Slauson Shopping Center...      5.85      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA
  Vineyards Marketplace.............     14.69      Albertson's*, Sav-on Drugs
    Rancho Cucamonga, CA
  Vista Balboa......................     11.81      Albertsons, SportMart
    San Diego, CA
                                        ------
Southern California Region..........     12.10
                                        ------
SOUTHWEST REGION
  Charleston Plaza..................     10.51      Home Base, Albertsons*,
    Las Vegas, NV                                   Sav-on Drugs
  Kyrene Village Shopping Center....      7.74      Basha's, Kyrene Lanes,
    Chandler, AZ                                    Audio Express
  North Mountain Village............      9.49      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks
  Randolph Plaza....................    $ 5.83      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's
  Southern Palms Center.............      9.43      Heilig Meyer Furniture,
    Tempe, AZ                                       Staples, Coomers Craft Mall

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF DECEMBER 31, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Sunrise Place Center..............    1992       103,025    5,100     22,214     136,919    95.2         730,719
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    ------------
Southwest Region....................               585,783   55,566    334,719   1,059,013    92.2       8,069,635
                                                 ---------  -------  ---------  ----------   -----    ------------
COMMUNITY RETAIL CENTERS............             4,532,033  528,031  2,111,799   7,547,955    95.0      79,714,817
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       141,554   29,610    157,167     359,704    91.3       5,810,348
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    226,087     818,405    90.8      12,085,713
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS......................               609,515   78,594    383,254   1,178,109    90.9      17,896,061
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES
  Home Base.........................    1988       107,165       --         --     107,165   100.0         935,444
    Glendora, CA
  Kmart.............................    1990       104,204       --         --     104,204   100.0         551,576
    Phoenix, AZ
  Kmart.............................    1990        86,479       --         --      86,479   100.0         457,744
    Banning, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         507,915
    El Centro, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         415,951
    Madera, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         411,132
    Rocklin, CA
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0         732,765
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES............               668,107    3,900         --     672,007   100.0       4,012,527
                                                 ---------  -------  ---------  ----------   -----    ------------
TOTAL PROPERTIES....................             5,809,655  610,525  2,495,053   9,398,071    94.9    $101,623,405
                                                 =========  =======  =========  ==========   =====    ============

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                               AS OF DECEMBER 31, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Sunrise Place Center..............      5.61      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      8.27
                                        ------
COMMUNITY RETAIL CENTERS............     11.11
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     17.70      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Albertsons, T.J. Maxx,
                                                    Sony/ Magic Johnson
                                                    Theaters
  Media City Center.................     16.27      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore, Circuit City,
                                                    Office Depot
                                        ------
REGIONAL MALLS......................     16.70
                                        ------
SINGLE TENANT FACILITIES
  Home Base.........................      8.73      Home Base
    Glendora, CA
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Kmart.............................      5.29      Kmart
    Banning, CA
  Kmart.............................      5.87      Kmart
    El Centro, CA
  Kmart.............................      4.81      Kmart
    Madera, CA
  Kmart.............................      4.75      Kmart
    Rocklin, CA
  Sam's Club........................      6.39      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      5.97
                                        ------
TOTAL PROPERTIES....................    $11.40
                                        ======

---------------

* Anchor space non-owned by Company

                                  CENTER TRUST

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                               DECEMBER 31, 1999

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
Month to Month.......    129      241,921    $13.00       74,096    $ 3.76      1,000    $13.00      166,825    $17.10
2000.................    193      524,339     14.69      132,079      9.85     39,059     14.84      353,201     16.48
2001.................    223      693,525     14.01      250,927      8.14     33,147     16.96      409,451     17.36
2002.................    213      829,751     12.31      394,318      6.76     52,448     18.27      382,985     17.20
2003.................    134      540,759     11.97      207,978      5.05     46,772     15.90      286,009     16.36
2004.................    149      878,605     11.06      516,480      7.26     36,488     17.01      325,637     16.42
2005.................     67      426,659     14.52      211,340     13.29     41,369     15.27      173,950     15.84
2006.................     50      410,251     12.85      245,048     10.55     37,105     13.07      128,098     17.18
2007.................     38      353,456     11.63      194,957      8.31     45,363     11.84      113,136     17.27
2008.................     32      496,109     11.13      423,602      9.88     39,167     20.12       33,340     16.38
2009.................     28      595,795      7.77      524,666      6.30     52,366     17.16       18,763     22.52
THEREAFTER...........     97    2,924,063      9.90    2,634,164      9.48    186,241     14.10      103,658     12.94
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,353    8,915,233    $11.40    5,809,655    $ 8.70    610,525    $15.47    2,495,053    $16.68
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                               DECEMBER 31, 1999

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
Month to Month.......     77      178,635    $ 9.64       74,096    $ 3.76      1,000    $13.00      103,539    $13.81
2000.................    161      466,616     14.21      132,079      9.85     35,159     15.55      299,378     15.98
2001.................    182      644,269     12.74      250,927      8.14     33,147     16.96      360,195     15.56
2002.................    180      776,825     11.25      394,318      6.76     51,408     17.75      331,099     15.60
2003.................    113      504,165     11.07      207,978      5.05     46,772     15.90      249,415     15.19
2004.................    122      802,603     10.09      485,908      6.98     28,188     18.12      288,507     14.54
2005.................     54      308,080     12.21      113,761      7.43     39,649     14.57      154,670     15.12
2006.................     42      365,595     12.17      219,744      9.57     30,695     14.14      115,156     16.60
2007.................     30      300,459     10.55      194,957      8.31     45,363     11.84       60,139     16.84
2008.................     26      337,778     10.54      271,480      9.12     34,167     17.80       32,131     14.83
2009.................     23      470,932      7.81      413,844      6.30     38,884     17.35       18,204     21.90
THEREAFTER...........     75    2,015,906     10.97    1,772,941     10.74    143,599     12.73       99,366     12.48
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,085    7,171,863    $11.11    4,532,033    $ 8.70    528,031    $15.05    2,111,799    $15.32
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

                               CENTER TRUST, INC.

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                            AS OF DECEMBER 31, 1999

                                                                                               PERCENTAGE
                                                                      PERCENTAGE     TOTAL     OF COMPANY
                                            NUMBER OF   ANNUALIZED     OF TOTAL     TENANT       OWNED
  NUMBER            RETAIL TENANT            STORES      BASE RENT    BASE RENT       GLA         GLA
  ------            -------------           ---------   -----------   ----------   ---------   ----------
     1     AMC THEATRES...................      6       $ 5,907,780      5.81%       259,842      2.76%
     2     SAFEWAY/VONS...................      7         3,321,091      3.27%       393,819      4.19%
     3     AMERICAN STORES
           (SAV-ON, ALBERTSON'S)..........     10         3,677,277      3.62%       450,624      4.79%
     4     K-MART.........................      6         2,562,498      2.52%       532,624      5.67%
     5     SAM'S CLUB (WAL-MART)..........      2         2,138,834      2.10%       210,741      2.24%
     6     FRED MEYER
           (RALPHS/FFL/QFC,
           SMITH'S).......................      6         1,995,879      1.96%       299,699      3.19%
     7     T.J. MAXX......................      9         1,982,526      1.95%       247,614      2.63%
     8     HOME DEPOT.....................      2         1,875,930      1.85%       200,549      2.13%
     9     TOYS 'R' US....................      5         1,802,233      1.77%       180,780      1.92%
    10     HOME BASE......................      2         1,710,826      1.68%       212,572      2.26%
    11     SEARS..........................      5         1,657,583      1.63%       299,642      3.19%
    12     STAPLES........................      6         1,513,504      1.49%       136,513      1.45%
    13     BARNES & NOBLE.................      4         1,434,609      1.41%        70,276      0.75%
    14     MAGIC JOHNSON THEATRES.........      1         1,288,210      1.27%        67,579      0.72%
    15     ROSS STORES INC. ..............      5         1,166,621      1.15%       142,852      1.52%
    16     PAYLESS SHOE SOURCE............     16         1,058,759      1.04%        54,409      0.58%
    17     OFFICE DEPOT...................      4         1,111,023      1.09%       101,594      1.08%
    18     CIRCUIT CITY...................      3         1,035,900      1.02%        84,680      0.90%
                                               --       -----------     -----      ---------     -----
           TOTAL..........................     99       $37,241,083     36.65%     3,946,409     41.99%
                                               ==       ===========     =====      =========     =====

                               CENTER TRUST, INC.

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                            AS OF DECEMBER 31, 1999

                                                                                           PERCENTAGE
                                                   TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                       NUMBER OF    ANNUALIZED     OF TOTAL     SEGMENT      OWNED
  NUMBER         RETAIL TENANT          LEASES       BASE RENT     BASE RENT      GLA         GLA
  ------         -------------         ---------   -------------   ---------   ---------   ----------
     1     GROCERY STORES...........       24       $ 9,860,562       9.70%    1,227,610     13.06%
     2     THEATRES.................        9         8,219,557       8.09%      409.694      4.36%
     3     FAST FOOD RESTAURANTS....      193         6,965,916       6.85%      329,439      3.51%
     4     RESTAURANTS..............       73         5,843,627       5.75%      379,680      4.04%
     5     DISCOUNT DEPT. STORES....       10         5,410,887       5.32%      963,747     10.25%
           DISCOUNT APPAREL
     6     STORES...................       36         4,487,548       4.42%      495,491      5.27%
     7     WOMEN'S WEAR.............       62         4,189,983       4.12%      282,518      3.01%
     8     HOME IMPROVEMENT.........       12         4,043,165       3.98%      468,838      4.99%
     9     AUDIO/VIDEO STORES.......       34         3,483,441       3.43%      186,879      1.99%
    10     HOME FURNISHINGS.........       24         3,359,618       3.31%      250,663      2.67%
    11     DEPARTMENT STORES........        9         2,802,871       2.76%      704,610      7.50%
           BANK/FINANCIAL
    12     SERVICES.................       59         2,513,855       2.47%      160,535      1.71%
    13     VARIETY STORES...........       33         2,481,509       2.44%      280,063      2.98%
    14     BEAUTY SUPPLY/SALONS.....      103         2,462,167       2.42%      134,860      1.43%
    15     OFFICE SUPPLY STORES.....       10         2,453,781       2.41%      224,937      2.39%
    16     MAJOR SHOE STORES........       36         2,304,066       2.27%      116,942      1.24%
    17     ELECTRONICS..............       22         2,130,597       2.10%      144,478      1.54%
                                          ---       -----------      -----     ---------     -----
           TOTAL....................      749       $73,013,150      71.85%    6,760,984     71.94%
                                          ===       ===========      =====     =========     =====

                               CENTER TRUST, INC.

                       SUMMARY OF DISPOSITION PROPERTIES
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

                                                                              COMPANY
       DATE OF                                                                 OWNED     PERCENT       GROSS
     DISPOSITION          PROPERTY NAME          LOCATION        TOTAL GLA      GLA      LEASED     SALES PRICE
     -----------          -------------          --------        ---------   ---------   -------    -----------
1/26/1999............  Sam's Club           Fountain Valley, CA    119,126     119,126    100.0%
2/11/1999............  The City Center      San Francisco, CA      194,193     194,193     99.3%
                                                                 ---------   ---------              -----------
  Subtotal -- First Quarter                                        313,319     313,319              $47,118,000
                                                                 ---------   ---------              -----------
8/2/1999.............  Empire Center        Fontana, CA            626,496     261,996     57.8%
9/15/1999............  Sixth Avenue Plaza   Tacoma, WA             139,107     139,107    100.0%
9/16/1999............  Oracle Road          Tucson, AZ             102,400     102,400    100.0%
                                                                 ---------   ---------              -----------
  Subtotal -- Third Quarter                                        868,003     503,503               23,968,000
                                                                 ---------   ---------              -----------
11/10/99.............  Von's                Simi Valley, CA        102,400     102,400    100.0%
12/28/99.............  K-MART               Los Banos, CA           86,479      86,479    100.0%
12/29/99.............  Von's                Escondido, CA           36,800      36,800    100.0%
                                                                 ---------   ---------              -----------
  Subtotal -- Fourth Quarter                                       225,679     225,679               13,100,000
                                                                 ---------   ---------              -----------
  Total 1999                                                     1,407,001   1,042,501              $84,186,000
                                                                 =========   =========              ===========

                               CENTER TRUST, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  AND RECONCILIATION TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                                      THREE MONTHS ENDED   TWELVE MONTHS ENDED
                                                         DECEMBER 31,         DECEMBER 31,
                                                      ------------------   -------------------
                                                       1999       1998       1999       1998
                                                      -------   --------   --------   --------
                                                         (UNAUDITED)           (UNAUDITED)
Rental revenues.....................................  $25,700   $ 26,732   $105,410   $ 94,756
Expense reimbursements..............................    8,333      8,626     32,387     28,909
Percentage rents....................................      562        925      2,103      1,728
Other income........................................    1,231      1,491      4,986      5,102
                                                      -------   --------   --------   --------
          Total Revenues............................   35,826     37,774    144,886    130,495
                                                      -------   --------   --------   --------
Interest............................................   14,105     13,218     54,649     48,385
Depreciation and amortization.......................    6,467      6,795     24,854     24,313
Property operating costs:
  Common area.......................................    4,652      6,014     21,217     20,393
  Property taxes....................................    3,724      3,753     14,505     12,477
  Leasehold rentals.................................      396        415      1,681      1,652
  Marketing.........................................      578        378      1,188        685
  Other operating...................................      901      1,393      4,417      5,293
General and administrative..........................    3,075      1,896      8,440      5,835
                                                      -------   --------   --------   --------
          Total Expenses............................   33,898     33,862    130,951    119,033
                                                      -------   --------   --------   --------
Income from Operations before Other Items...........    1,928      3,912     13,935     11,462
Gain on Sale of Assets..............................    3,630         --     23,991      1,055
Write-down of Asset Held for Sale...................       --    (21,685)        --    (21,685)
Minority interests -- Operating Partnership.........     (242)     2,980     (4,497)     1,323
Minority interests -- Other.........................      (66)       (62)      (289)      (268)
                                                      -------   --------   --------   --------
Net Income (Loss) before Extraordinary Loss.........    5,250    (14,855)    33,140     (8,113)
Extraordinary Loss -- Early Extinguishment of
  Debt..............................................   (1,578)        --     (6,483)
                                                      -------   --------   --------   --------
Net Income (Loss)...................................    3,672    (14,855)    26,657     (8,113)
                                                      -------   --------   --------   --------
Adjustments to reconcile net income (loss) to FFO:
  Depreciation of real property.....................    6,370      6,729     24,655     24,155
  Minority Interests................................      158     (3,060)     4,163     (1,634)
  Extraordinary Loss -- Early Extinguishment of
     Debt...........................................    1,578         --      6,483         --
  Gain on Sale of Assets............................   (3,630)        --    (23,991)    (1,055)
  Write-down of Asset Held for Sale.................       --     21,685         --     21,685
  Non-recurring Restructuring Charge................       --         --      1,148         --
  Other.............................................    2,376        401      3,362      1,263
                                                      -------   --------   --------   --------
Funds From Operations -- Basic......................   10,524     10,900     42,477     36,301
Adjustments to reconcile Basic to Diluted FFO:
  Debenture interest................................    2,955      3,141     12,176     12,568
  Amortization of Deferred costs -- Debentures......      320        325      1,290      1,300
                                                      -------   --------   --------   --------
Funds From Operations -- Diluted(1).................  $13,799   $ 14,366   $ 55,943   $ 50,169
                                                      =======   ========   ========   ========

---------------
(1) For purposes of computing FFO, diluted information assumes the conversion of the Company's Debentures at $18 per share as well as other common stock equivalents.

                               CENTER TRUST, INC.

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1999            1998
                                                              ------------    ------------
                                                              (UNAUDITED)
Rental Properties...........................................   $1,030,689      $1,074,629
Accumulated depreciation and amortization...................     (143,610)       (141,785)
                                                               ----------      ----------
  Rental properties, net....................................      887,079         932,844
Cash and cash equivalents...................................        5,204           6,636
Tenant receivables, net.....................................       12,267          13,543
Other receivables...........................................        6,181           7,984
Restricted cash and securities..............................       20,577           5,437
Deferred charges, net.......................................       20,966          18,682
Other assets................................................        3,305           1,895
                                                               ----------      ----------
          Total.............................................   $  955,579      $  987,021
                                                               ==========      ==========

                           LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured debt................................................   $  524,468      $  497,386
7 1/2% Convertible subordinated debentures..................      128,548         138,599
7 1/4% Exchangeable subordinated debentures.................       30,000          30,000
Accrued distributions.......................................        9,963          10,931
Accrued interest............................................        5,441           5,873
Accounts payable and other accrued expenses.................        6,760           6,718
Accrued construction costs..................................        1,753           1,955
Tenant security and other deposits..........................        5,948           5,957
                                                               ----------      ----------
Total liabilities...........................................      712,881         697,419
                                                               ==========      ==========
MINORITY INTERESTS
Operating partnership (1,654,725 and 4,978,240 units issued
  as of December 31, 1999 and 1998, respectively)...........       14,091          47,717
Other minority interests....................................        1,319           1,514
                                                               ----------      ----------
Total minority interest.....................................       15,410          49,231
                                                               ----------      ----------
REDEEMABLE COMMON STOCK
(590,034 shares as of December 31, 1998, redeemed May 25,
  1999).....................................................           --           9,903
                                                               ----------      ----------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
  26,647,968 and 24,756,693 shares issued and outstanding as
  of December 31, 1999 and 1998, respectively)..............          266             248
Additional paid-in capital..................................      361,412         354,281
Accumulated distributions and deficit.......................     (134,390)       (124,061)
                                                               ----------      ----------
Total stockholders' equity..................................      227,288         230,468
                                                               ----------      ----------
          Total.............................................   $  955,579      $  987,021
                                                               ==========      ==========

                               CENTER TRUST, INC.

                          SUMMARY OF OUTSTANDING DEBT
                               DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                                                                                        BALANCE        BALANCE
                                                                                MATURITY   YEARS TO   DECEMBER 31,   DECEMBER 31,
                 LENDER                             PROPERTY            RATE      DATE     MATURITY       1999           1998
                 ------                             --------           ------   --------   --------   ------------   ------------
FIXED-RATE MORTGAGES
 Connecticut General Life Insurance
   Company...............................  Gresham                      7.500%  05/01/99                               $  9,442
 The Prudential Insurance Company of
   America...............................  Loma Square                  9.310%  08/15/99                                 18,881
 Massachusetts Mutual Life Insurance
   Company...............................  Fire Mountain               10.250%  10/01/99                                  7,383
 The Travelers Insurance Company.........  Glendora                     9.500%  10/01/99                                  6,058
 Metropolitan Life Insurance Company.....  Escondido                    9.300%  11/01/99                                  2,686
 Aid Association for Lutherans...........  Gardena                     10.050%  02/15/02                                  6,641
 Sun Life Assurance Company of Canada....  Fairwood                     8.375%  02/01/04                                  7,458
 Aetna Life Insurance Company............  Covina                       9.600%  09/01/04                                 17,807
 Principal Mutual Life Insurance
   Company...............................  North Mountain Village       8.250%  05/01/01      1.3       $  8,182          8,234
 Metropolitan Life Insurance Company.....  Date Palm                   10.450%  07/31/02      2.6          9,254          9,391
 The Travelers Insurance Company.........  North County                10.375%  01/31/03      3.1         15,573         15,890
 Nomura Asset Capital Corporation(1).....  Tranche A                    8.938%  04/01/05      5.3         22,198         22,377
 DLJ Mortgage Acceptance Corp............  Charleston                   8.050%  01/01/06      6.0         15,201         15,415
 Teachers................................  Pavilions                     7.44%  08/01/06      6.6         24,064         24,498
 Column Financial, Inc...................  Mineral King                 9.680%  08/01/06      6.6          3,673          3,761
 Eastrich #79 Corporation (AEW)(2).......  Loan #1                     11.450%  10/15/06      6.8         19,908         29,607
 Eastrich #79 Corporation (AEW)(3).......  Loan #2                     10.900%  10/15/06      6.8          9,153          9,538
 First Union National Bank(7)............  Gardena, Gresham, Loma       7.750%  07/01/09      9.5         51,784             --
                                           Square & Southpointe
 Chase Commercial Mortgage Banking
   Corp..................................  Torrance Promenade           8.300%  11/10/09      9.9         29,981             --
 Chase Commercial Mortgage Banking
   Corp..................................  Kyrene Village               8.300%  11/10/09      9.9          5,191
 Chase Commercial Mortgage Banking
   Corp..................................  Vineyards Marketplace        8.300%  11/10/09      9.9          7,945
 Nomura Asset Capital Corporation(1).....  Tranche B                    9.000%  04/01/10     10.3         32,975         33,236
 Aid Association for Lutherans...........  Westgate North               8.300%  04/01/14     14.3          5,846          6,066
                                                                                             ----       --------
       Total Fixed-Rate Mortgages........                               8.790%                7.7        260,928        254,369
                                                                                             ----       --------
VARIABLE-RATE MORTGAGES
 First Union National Bank(7)............  Covina, Randolph Plaza,      8.980%  06/01/02      2.4         58,017             --
                                           Fairwood & Mountain Square
 First Union National Bank(7)............  Fire Mountain                8.980%  08/01/02      2.6         11,448             --
                                                                                             ----       --------
       Total Variable-Rate Mortgages.....                               8.980%                2.5         69,465             --
                                                                                             ----       --------
OTHER SECURED DEBT
 CRA -- Certificates of Participation,
   Series 1985...........................  Baldwin Hills                5.300%  12/01/14     14.9         30,000         30,000
 CDC -- Certificates of Participation,
   Series 1985...........................  Willowbrook                  5.200%  12/01/15     15.9          6,000          6,000
 Chase Manhattan Bank(4).................  Secured Line of Credit       7.801%  12/30/00      1.0        158,075        200,895
                                                                                             ----       --------
       Total Other Secured Debt..........                               7.334%                3.6        194,075        236,895
                                                                                             ----       --------
       TOTAL SECURED DEBT................                               8.276%                5.5        524,468        491,264
                                                                                             ----       --------
 Convertible debentures(5)...............                               7.500%  01/15/01      1.1        128,548        138,599
 Exchangeable debentures(6)..............                               7.250%  12/27/03      4.0         30,000         30,000
                                                                                             ----       --------
       TOTAL DEBT OUTSTANDING............                               8.085%                4.6       $683,016       $659,863
                                                                                             ====       ========

---------------
(1) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and $10.6 million of U.S. Treasury Securities.

(2) Secured by KMart -- Rocklin, KMart -- El Centro, KMart -- Banning, Kmart -- Madera, KMart -- Phoenix, Advantage and Huntington Beach.

(3) Secured by Lakewood, Sam's Club -- Downey, and Parkway Place.

(4) Secured by Media City, Montebello, Medford Shopping Center, Ross Center, Pacific Linen, Vancouver Park Place, Sunrise Place, Marshalls Plaza, Ross Plaza -- Silverdale, Covington, Frontier Village and Rheem Valley. Interest based on LIBOR plus 137.5 basis points.

(5) Convertible debentures bear interest at 7 1/2% and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.

(6) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures are convertible into common stock at a conversion price of $18.00 per share or may be put to the Company after December 27, 2000 for the principal amount plus accrued interest.

(7) Interest based on LIBOR plus 250 basis points.

                               CENTER TRUST, INC.

                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                               DECEMBER 31, 1999

                                                  SCHEDULED                    PERCENT OF
                                                 AMORTIZATION    SCHEDULED        DEBT
                    YEAR                           PAYMENTS      MATURITIES     MATURING      TOTAL
                    ----                         ------------    ----------    ----------    --------
2000.........................................      $ 5,175        $158,075(1)     32.9%      $163,250
2001.........................................        5,573           8,105         1.7%        13,678
2002.........................................        5,223          75,983        15.8%        81,206
2003.........................................        4,610          14,434         3.0%        19,044
2004.........................................        4,930              --                      4,930
2005.........................................        4,934          20,953         4.4%        25,887
2006.........................................        3,976          53,846        11.2%        57,822
2007.........................................        2,176              --                      2,176
2008.........................................        2,333              --                      2,333
2009.........................................        1,906          85,212        17.7%        87,118
Thereafter...................................        2,639          64,385        13.4%        67,024
                                                   -------        --------      -------      --------
Total........................................      $43,475        $480,993         100%      $524,468
                                                   =======        ========      =======      ========

---------------
(1) Represents amount outstanding on the Company's secured credit facility which is due on December 31, 2000.